This Instrument Prepared By:                                     Exhibit  10.155
Bank One, NA
1301 S. Bowen Road, Suite 150
Arlington, Texas 76013

STATE OF FLORIDA         ss
                         ss        MODIFICATION AND EXTENSION OF NOTE
                         ss        AND RATIFICATION OF MORTGAGE LIENS
COUNTIES OF LEE,         ss
SARASOTA AND MANATEE     ss

         THIS AGREEMENT is effective the 28th day of November, 2003, by and between BANK ONE, NA, with its main office in Chicago, Illinois, successor by merger to Bank One, Texas, National Association ("Bank"),whose address is 1301 South Bowen Road, Suite 150, Arlington, Texas 76013 ("Bank") and EAGER BEAVER CAR WASH, INC. ("Borrower").

                              W I T N E S S E T H:
                              --------------------

         The following provisions are a part of and form the basis for this agreement:

         A. Borrower acknowledges the debt obligation represented by that certain Promissory Note dated November 28, 2000 in the amount of Six Million, Seven Hundred Fifty-Four Thousand, Four Hundred and No/100 Dollars ($6,754,400.00) (the "Note") executed by Borrower herein named and payable to Bank. Said note bearing interest and payable as provided therein except as modified by this Modification Agreement.

         B. The Note is secured by Mortgage of even date therewith (the "Mortgage") executed by Borrower for the benefit of Bank and being filed of record in Official Records Book 3347, Page 262 of the Public Records of Lee County, Florida; in Official Records Book 1658, Page 6024 of the Public Records of Manatee County, Florida; and in Office Records Instrument 2000152995 of the Public Records of Sarasota County, Florida, and Borrower pledged to Bank the real property described as follows, to-wit:

                  See Exhibit "A" attached hereto and incorporated herein.

         C. Borrower herein has requested Bank to extend and modify the Note and the liens securing same as hereinafter set forth.

                              A G R E E M E N T S:
                              --------------------

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         l. Borrower and Bank have agreed that on the date hereof the unpaid principal balance of the Note herein modified is and shall be Five Million, Seven Hundred Twenty-Three Thousand, Seventy-Nine and No/100 Dollars ($5,723,079.00).


Modification Agreement                                                    Page 1

         2. The maturity date of the Note shall be November 28, 2008, when all unpaid principal and accrued interest shall be finally due and payable.

         3. Borrower has agreed that all other provisions of the original note dated November 28, 2000 as executed shall remain in full force and effect. Additionally, Borrower and Bank agree to the ratification of all terms and conditions of the original mortgage which secures the Note and any and all renewals and extensions thereof.

         4. This agreement shall be governed by and construed in accordance with Texas law and applicable federal law. The parties hereto intend to conform strictly to the applicable usury laws. In no event, whether by reason of acceleration of the maturity of the Note or otherwise, shall the amount paid or agreed to be paid to Bank for the use, forbearance or detention of money under the Note or otherwise exceed the maximum amount permissible under applicable law. If fulfillment of any provision of the Note or of any other document now or hereafter evidencing, securing or pertaining to the indebtedness evidenced by the Note, at the time performance of such provision shall be due, would involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced automatically to the limit of such validity. If Bank shall ever receive anything of value deemed interest under applicable law which would exceed interest at the highest lawful rate, an amount equal to the reduction of the principal amount owing under the Note in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid balance of principal of the Note, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to Bank for the use, forbearance or detention of the indebtedness of Borrower to Bank shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provision of this paragraph shall control all existing and future agreements between Borrower and Bank.

         5. THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         6. This agreement shall be binding upon the parties hereto and their respective heirs, successors and assigns.

         EXECUTED as of the date of the acknowledgments, to be effective as of the date first above written.

                                         BANK ONE, NA


/s/ Ginger Joplin                        By:     /s/ Mark W. Warren
----------------------                           -----------------------------
______________________, Witness          Mark W. Warren, Senior Vice President

/s/ Brande Anderson
----------------------
______________________, Witness


Modification Agreement                                                    Page 2

                                               EAGER BEAVER CAR WASH, INC.


/s/ Barbara Wilmer                      By:    /s/  Robert M. Kramer
----------------------                         -------------------------------
______________________, Witness                Robert M. Kramer, Secretary

/s/ Ed Nieves
----------------------
______________________, Witness


                                               AGREED AND APPROVED BY GUARANTOR:

                                               MACE SECURITY INTERNATIONAL, INC.


/s/ Barbara Wilmer                     By:     /s/ Gregory M. Krzemien
----------------------                         ------------------------------
______________________, Witness                Gregory M. Krzemien, Treasurer

/s/ Ed Nieves
----------------------
______________________, Witness






STATE OF TEXAS           ss
COUNTY OF TARRANT        ss

     This instrument was acknowledged before me on this 31 day of December, 2003, by Mark W. Warren, in his capacity as Senior Vice President of BANK ONE, NA, who is personally known to me or who has produced
___________________________________ as identification.


                                    /s/ Pam Beasley
                                    -----------------------------
                                    Notary Public, State of Texas

                                    /s/ Pam Beasley
                                    -----------------------------
                                    (print name of notary)

My Commission Expires:



Modification Agreement                                                    Page 3

STATE OF ____________    ss.

COUNTY OF __________     ss.

     The foregoing instrument was acknowledged before me on this 29 day of December, 2003, by Robert M. Kramer, in his capacity as Secretary of EAGER BEAVER CAR WASH, INC., who is personally known to me or who has produced _________________________________________ as identification.


                                    /s/ Rosemary Cavaliere
                                    ---------------------------------------
                                    Notary Public

                                    /s/ Rosemary Cavaliere
                                    ---------------------------------------
                                    (print name of notary)
My Commission Expires:

---------------------------------

Modification Agreement                                                    Page 4